UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017 (March 27, 2017)

GREEN DRAGON WOOD PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53379	26-1133266
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

57a Nayland Street

Sumner, Christchurch 8081

New Zealand

(Address of Principal Executive Offices)

Registrant’s telephone number:  (347) 709-6963

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2017, Green Dragon Wood Products, Inc., a Florida corporation (the “Company”) filed Articles of Amendment to its Articles of Incorporation, as amended, with the State of Florida to change the name of the Company from Green Dragon Wood Products, Inc. to Zeecol International, Inc. The Articles of Amendment to the Articles of Incorporation, as amended, effecting the change of name, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation, as amended, of Green Dragon Wood Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Dragon Wood Products, Inc.

Date: March 29, 2017

/s/ William Mook
Name: William Mook
Title: Chief Executive Officer

-3-